UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2019

AKERNA CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39096	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1601 Arapahoe St., Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 932-6537

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase one share of Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 18, 2019, Akerna Corp., a Delaware corporation (“Akerna”) entered into an Arrangement Agreement (the “Agreement”) among 2732805 Ontario Inc., a company existing under the laws of the Province of Ontario and a wholly owned subsidiary of Akerna (“Purchaser”), Ample Organics Inc., a corporation existing under the laws of the Province of Ontario (“Ample”) and John Prentice, an individual resident in the Province of Ontario, pursuant to which Purchaser will acquire all right, title and interest in 100% of the common shares in the authorized capital of Ample and each issued and outstanding Class A Preferred Share in the capital of Ample, being all issued and outstanding the Class A-1 Preferred Shares, Class A-2 Preferred Shares and Class A-3 Preferred Shares (collectively, the “Ample Shares”). The consideration for the Ample Shares is composed of (1) CAD$7,500,000 in cash, (2) 3,294,574 redeemable preferred shares of the Purchaser which are exchangeable for shares of common stock, par value $0.0001 per share, of Akerna on a 1:1 basis (“Exchangeable Shares”), as determined in accordance with the Agreement (and the assumption of out-of-money warrants and options to acquire capital stock of Ample on the terms specified in the Agreement) and (3) contingent value rights to be issued pursuant to a rights indenture entitling the holders thereof to receive, subject to certain adjustments as set forth in the Agreement and the related Plan of Arrangement, an aggregate of up to CAD$10,000,000 in Exchangeable Shares, in the event that Ample achieves certain revenue targets as specified in the Agreement.

The description of the Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement. A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On December 18, 2019, Akerna issued a press release (the “Press Release”) announcing the execution of the Agreement. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Akerna undertakes no obligation to update, supplement or amend the material attached hereto as Exhibit 99.1.

On December 18, 2019, Akerna issued a corporate presentation summarizing the transaction with Ample described in Item 1.01 hereof (the “Presentation”). A copy of the Presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference. Akerna undertakes no obligation to update, supplement or amend the material attached hereto as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, Exhibits 99.1 and 99.2 are being “furnished”, and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section nor shall they be deemed incorporated by reference in any filing that Akerna makes under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

No.	Description
10.1	Arrangement Agreement, dated December 18, 2019.
99.1	Press Release, dated December 18, 2019, relating to the Ample acquisition.
99.2	Presentation, dated December 2019, relating to the Ample acquisition.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKERNA CORP.

	By:	/s/ Jessica Billingsley
Jessica Billingsley
Chief Executive Officer
Dated: December 18, 2019

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